Exhibit 99.2

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906
OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report on Form 10-K of Presidential Realty Corporation (the “Company”) for the period ending December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Thomas Viertel, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

     (1)  the Report fully complies with the requirements of Section 13 (a) or 15 (d) of the Securities Exchange Act of 1934: and

     (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and the results of operations of the Company.

Presidential Realty Corporation

By:	/S/ THOMAS VIERTEL
Thomas Viertel Chief Financial Officer

Date: March 26, 2003